                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 24, 2005

                      ALLIED HEALTHCARE INTERNATIONAL INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED ON ITS CHARTER)

              1-11570                                    13-3098275
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     (COMMISSION FILE NUMBER)               (IRS EMPLOYER IDENTIFICATION NUMBER)

                                    NEW YORK
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         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

                  555 MADISON AVENUE, NEW YORK, NEW YORK 10022
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 750-0064
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO
SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE
FOLLOWING PROVISION:

    ___    WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT.
    ___    SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT.
    ___    PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE
           EXCHANGE ACT.
    ___    PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE
           EXCHANGE ACT.

ITEM 8.01.        OTHER EVENTS.

         Allied Healthcare International Inc. (the "Company") has determined to hold its 2005 annual meeting of shareholders on or about May 10, 2005. Because this date is more than 30 days earlier than the anniversary date of the 2004 annual meeting of shareholders, the deadlines for submissions of shareholder proposals relating to the 2005 annual meeting has changed from the dates set forth in the proxy statement relating to the 2004 annual meeting. Shareholders who wish to submit shareholder proposals pursuant to Rule 14a-8 under the
Securities and Exchange Act of 1934 (the "Exchange Act") to be included in the proxy statement relating to the 2005 annual meeting of shareholders must submit such proposals to the Company at its principal executive offices, 555 Madison
Avenue, New York, New York 10022 (Attn: Secretary), no later than April 13,
2005. Shareholders who wish to present a proposal for consideration outside the processes of Rule 14a-8 must submit such proposal to the Company at its principal executive offices by April 13, 2005 or such proposal will be considered untimely under Rule 14a-4(c)(1) of the Exchange Act and the Company's proxies will have discretionary voting authority with respect to such proposal, if it is presented at the annual meeting, without including information regarding such proposal in the Company's proxy materials.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2005

                                      ALLIED HEALTHCARE INTERNATIONAL INC.

                                      By: /s/ Marvet Abbassi
                                          ----------------------
                                          Name:  Marvet Abbassi
                                          Title: Financial Controller